Taxation	9 Months Ended
Sep. 30, 2022
Taxation
Taxation
9.	Taxation
Composition of income tax
The following table presents the composition of income tax expenses for the nine months ended September 30, 2021 and 2022:

	For the nine months ended September 30
	2021	2022

	RMB in thousands
Current income tax expenses	54,341	97,994
Withholding income tax expenses	12,702	9,324
Deferred tax benefits	(4,541)	(23,634)

Total	62,502	83,684

The Group’s effective tax rate for the nine months ended September 30, 2021 and 2022 was
-1.3%
and
-1.4%,
respectively. The effective tax rate is based on expected income and statutory tax rates. For interim financial reporting, the Group estimates the annual tax rate based on projected taxable income for the full year and records a quarterly income tax provision in accordance with the guidance on accounting for income taxes in an interim period. The Group did not incur any interest and penalties related to potential underpaid income tax expenses.